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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)           April 20, 2000
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                             JAWS Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

Nevada                                  7371                          98-0167013
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(State or other jurisdiction        (Commission                 (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

           1013-17th Avenue S.W. Calgary, Alberta, Canada T2T 0A7
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           (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:     (403) 508-5055
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On April 20, 2000, JAWS Technologies, Inc., a Nevada Corporation ("JAWS") entered into a Stock Purchase Agreement with Nucleus Consulting, Inc., an Illinois corporation (now named JAWS Inc.), and Charles A. Ehredt, the sole shareholder of JAWS, Inc. ("Ehredt") (the "Stock Purchase Agreement"). All of the conditions to the Stock Purchase Agreement have been satisfied or waived. Under the terms of the Stock Purchase Agreement, JAWS acquired 100% of the issued and outstanding shares of common stock, par value $1.00 of JAWS, Inc. for an aggregate purchase price of up to $4,000,000 in cash and shares of JAWS common stock (the "Common Stock"). The purchase price included closing payments of $250,000 in cash and the issuance of 142,857 shares of common stock (valued at $1,000,000, or $7.00 per share) to the former sole stockholder of JAWS Inc., and further includes (i) cash payments aggregating up to $750,000 and payable over the nine-month period following closing (which are contingent upon the former sole stockholder and president of JAWS Inc. remaining employed with JAWS) and (ii) shares issuances of up to 142,857 shares of Common Stock on each of the first and second anniversary dates of the closing (in each case, valued at $1,000,000, or $7.00 per share), subject to Ehredt's continuation of employment and the achievement of certain revenue and earnings milestones over the respective post-closing periods.

       JAWS Inc., a Chicago based company incorporated in 1994, is a consulting firm, which specializes in assisting clients in deploying cost-effective, reliable networked solutions on a global, national and local scale. JAWS Inc.'s client base includes objective through the use of the most privately held business and Fortune 500 companies.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a). and (b). The financial statements and pro forma financial information, required as part of this Current Report on Form 8-K, will be filed not later than 60 days from May 5, 2000 as an amendment to this report.

(c)    Exhibits

       2.1 Stock Purchase Agreement, dated April 20, 2000, among JAWS Technologies, Inc., a Nevada corporation, Nucleus Consulting, Inc., an Illinois corporation, and Charles A. Ehredt.

       23.1   Consent of Klayman & Korman, LLC*/

       99.1   Press Release, dated April 24, 2000.


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*/     To be filed by amendment.



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                                   SIGNATURES

       Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2000                        JAWS TECHNOLOGIES, INC.

                                              By:      /s/ Vikki Robinson
                                                    ----------------------
                                                    Name:  Vikki Robinson
                                                    Title: Secretary




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                                  EXHIBIT INDEX

2.1 Stock Purchase Agreement, dated April 20, 2000, among JAWS Technologies, Inc., a Nevada corporation, Nucleus Consulting, Inc., an Illinois corporation, and Charles A. Ehredt

23.1   Consent of Klayman & Korman, LLC*/

99.1   Press Release, dated April 24, 2000.




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*/     To be filed by amendment.